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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 17, 2000


                                STAFFMARK, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                                0-20971                      71-0788538
(State of other jurisdiction of           (Commission File Number)          (I.R.S. Employer
        incorporation)                                                     Identification No.)

     234 East Millsap Road
     Fayetteville, Arkansas                                                       72703
(Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number, including area code:  (501) 973-6000
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Item 5.  Other Information

     Attached as an exhibit to this Form 8-K is a copy of the StaffMark, Inc. press release which was disseminated publicly on May 17, 2000.

     (c)  Exhbits.  The following exhibit is filed with this Form 8-K:

          99.2 StaffMark, Inc. Press Release dated May 17, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STAFFMARK, INC.
                                              (Registrant)


Dated: May 18, 2000                          By:  /s/ Terry C. Bellora
                                                  --------------------
                                                  Terry C. Bellora
                                                  Chief Financial Officer


                               INDEX TO EXHIBITS

     Exhibit
     Number                             Description
     -------                            -----------

       99.2             StaffMark, Inc. Press Release dated May 17, 2000.